                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. )



Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:



[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                             NYMEX HOLDINGS, INC.
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                (Name of Registrant as Specified In Its Charter)

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      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

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

                                   PROXY CARD

                             NYMEX HOLDINGS, INC./
                       NEW YORK MERCANTILE EXCHANGE, INC.

                  One North End Avenue, World Financial Center
                     New York, NY 10282-1101 (212) 299-2372

                                 March 18, 2003

 Place a cross (x) next to the name of each nominee for whom you wish to vote.
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
  FLOOR BROKER
  (ONE three-year term to expire 2006)
  VOTE FOR ONE (1)
  [ ] Stephen Ardizzone    (ZONE)
  [ ] William Schaefer     (IRON)
  [ ] William Wallace      (WALZ)
  ------------------------------------------------
  LOCAL
  (ONE three-year term to expire 2006)
  VOTE FOR ONE (1)
  [ ] David Greenberg      (DGRE) (Incumbent)
  [ ] Michael McCallion    (MMC)
  ------------------------------------------------
  FUTURES COMMISSION MERCHANT
  (ONE three-year term to expire 2006)
  VOTE FOR ONE (1)
  [ ] John McNamara        (JLMC)(Incumbent)
  TRADE
  (ONE three-year term to expire 2006)
  VOTE FOR ONE (1)
  [ ] Michael Cardelfe     (MFC)
  [ ] Jesse Harte          (JESE) (Incumbent)
  ------------------------------------------------
  AT LARGE
  (ONE three-year term to expire 2006)
  VOTE FOR ONE (1)
  [ ] Scott Hess           (HESS)(Incumbent)
  ------------------------------------------------
  EQUITY HOLDER
  (ONE three-year term to expire 2006)
  VOTE FOR ONE (1)
  [ ] Steven Crystal
  [ ] Joel Faber           (Incumbent)
  ------------------------------------------------
  PUBLIC
  (TWO three-year terms to expire 2006)
  VOTE FOR TWO (2)
  [ ] John Conheeney       (Incumbent)
  [
   ] E. Bulkeley Griswold  (Incumbent)


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               PROPOSALS PRESENTED TO THE 2003 ANNUAL MEETING FOR
           CLASS A MEMBERS OF THE NEW YORK MERCANTILE EXCHANGE, INC.

Approval of the proposed amendment to bylaw Section 355 ("Treasurer") as more fully described in the Proxy Statement.

                  [ ] FOR       [ ] AGAINST       [ ] ABSTAIN
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Approval of the proposed amendments to bylaw Section 600 ("Purpose"), bylaw
Section 602 ("Principle of Substitution"), bylaw Section 909 ("Clearing Association or Clearing House") and bylaw Section 918 ("Futures Contract") as more fully described in the Proxy Statement.

                  [ ] FOR       [ ] AGAINST       [ ] ABSTAIN
--------------------------------------------------------------------------------

Approval of the proposed amendment to bylaw Section 861 ("Disposition of Proceeds") as more fully described in the Proxy Statement.

                  [ ] FOR       [ ] AGAINST       [ ] ABSTAIN